UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 1, 2004

CELERITEK, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	0-23576 (Commission File Number)	77-0057484 (IRS Employer Identification No.)

3236 Scott Boulevard
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)

(408) 986-5060
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
SIGNATURES

Item 2.01. Completion of Acquisition or Disposition of Assets

     On December 1, 2004, Celeritek, Inc. paid a cash dividend of $3.00 per share of common stock to its shareholders of record on November 17, 2004. The company previously publicly disseminated a press release on October 29, 2004 announcing this cash dividend. The ex-dividend date was December 2, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELERITEK, INC.
By:	/s/ Margaret E. Smith
Margaret E. Smith
Vice President, Finance and Chief Financial Officer

Date: December 7, 2004